SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 28, 2007, among Zhongpin Inc., a Delaware corporation (collectively with its predecessors, the “Company”), and the investors listed on the Schedule of Buyers attached hereto as Annex A and identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE 1.
DEFINITIONS

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary of the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York or the PRC are authorized or required by law or other governmental action to close.

“Buy-In” has the meaning set forth in Section 4.1(c).

“Closing” means the closing of the purchase and sale of the Shares pursuant to Article II.

“Closing Date” means the Business Day on which all of the conditions set forth in Sections 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary of the Company which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company Counsel” means Pryor Cashman LLP.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Disbursement Request” has the meaning set forth in Section 2.2(c).

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Effective Date” means the date that a Registration Statement required by the Registration Rights Agreement is first declared effective by the Commission.

“Evaluation Date” has the meaning set forth in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means U.S. generally accepted accounting principles.

“Intellectual Property Rights” has the meaning set forth in Section 3.1(p).

“Investment Amount” means, with respect to each Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement.

“Investor Deliverables” has the meaning set forth in Section 2.2(b).

“Investor Party” has the meaning set forth in Section 4.7.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Losses” has the meaning set forth in Section 4.7.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

“Money Laundering Laws” has the meaning set forth in Section 3.1(ff).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“OFAC” has the meaning set forth in Section 3.1(ee).

“Outside Date” means the thirtieth (30th) calendar day following the date of this Agreement; provided, that if such day should fall on a day that is not a Business Day, the Outside Date shall be deemed the next day that is a Business Day.

"Per Share Purchase Price" equals $8.00.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PRC” means the People’s Republic of China, not including Taiwan, Hong Kong and Macau.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit A hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities Act” means the Securities Act of 1933, as amended.

“Share Delivery Date” has the meaning set forth in Section 4.1(c).

“Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE 2.
PURCHASE AND SALE

2.1. Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Shares representing such Investor’s Investment Amount. The Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 on the Closing Date or at such other location or time as the parties may agree.

2.2. Closing Deliveries. i) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Company Deliverables”):

(i) a certificate evidencing a number of Shares equal to such Investor’s Investment Amount divided by the Per Share Purchase Price, registered in the name of such Investor;

(ii) the legal opinion of Company Counsel, in agreed form, addressed to the Investors;

(iii) the legal opinion of the Company’s law firm in the PRC (which PRC legal opinion shall address, among other things, the legality under PRC law of any reorganizations or legal structures owned by the Company in the PRC), in agreed form, addressed to the Investors; and

(iv) this Agreement and the Registration Rights Agreement, duly executed by the Company.

(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company, this Agreement and the Registration Rights Agreement, duly executed by such Investor (the “Investor Deliverables”).

(c) Within one Business Day following the date of this Agreement, each Investor shall cause to be delivered to Company Counsel, as escrow agent, its Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose. Company Counsel, in its capacity as escrow agent under this Section 2.2(c), agrees that promptly following its receipt (which may be by facsimile) of a disbursement request (the “Disbursement Request”), substantially in the form attached hereto as Annex B, executed by all signatories thereto, it shall distribute all monies received in connection with this Section 2.2(c) solely in accordance with the flow of funds attached as Exhibit A to such Disbursement Request. Company Counsel, in its capacity as escrow agent under this Section 2.2(c), may conclusively rely on the disbursement instructions set forth in such Disbursement Request and shall not be liable for any actions taken by it in good faith in accordance with such Disbursement Request. If the Closing shall not have occurred prior to the one year anniversary of the date hereof or this Agreement is terminated prior to Closing in accordance with Section 6.5, Company Counsel, in its capacity as escrow agent under this Section 2.2(c), shall return each Investor’s Investment Amount to such Investor by wire transfer to an account designated in writing by such Investor for such purpose.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor:

(a) Subsidiaries. Except as set forth in Schedule 3.1(a), the Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports. Except as disclosed in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. The Company and each Subsidiary of the Company are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary of the Company is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary of the Company is duly qualified to conduct its respective businesses and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary of the Company debt or otherwise) or other understanding to which the Company or any Subsidiary of the Company is a party or by which any property or asset of the Company or any Subsidiary of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary of the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any United States or PRC court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 4.5 and (v) those that have been made or obtained prior to the date of this Agreement.

(f) Issuance of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement in order to issue the Shares.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is specified in either the SEC Reports or Schedule 3.1(g) attached hereto. All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized and validly issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in either the SEC Reports or Schedule 3.1(g) attached hereto, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary of the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Shares will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement (if any), the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Other than as set forth on Schedule 3.1(h), the composition of the Board of Directors of the Company is as set forth in the SEC Reports. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Press Releases. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact.

(j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission and (C) borrowings under the Company’s credit facilities described in the SEC Reports, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(k) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary of the Company, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary of the Company under the Exchange Act or the Securities Act.

(l) Labor Relations; Employees. Except as described in the SEC Reports or as could not reasonably be expected to have a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice, (ii) there is no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, and (iii) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or contract. Except as set forth on Schedule 3.1(l) hereto or disclosed in the SEC Reports, neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed in the SEC Reports that is not so disclosed.

(m) Compliance. Neither the Company nor any Subsidiary of the Company (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary of the Company under), nor has the Company or any Subsidiary of the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it and with respect to which the Company is on the date hereof required to be in compliance, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(n) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary of the Company has received any notice of proceedings relating to the revocation or modification of any such permits.

(o) Title to Assets. Except as disclosed in the SEC Reports, the Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(p) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary of the Company has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary of the Company violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(q) Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the PRC for the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and its Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.

(r) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary of the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(s) Books and Records; Internal Accounting Controls. The records and documents of the Company accurately reflect in all material respects the information relating to the business of the Company. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company’s most recently ended fiscal quarter or fiscal year-end (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(t) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(u) Certain Fees. Except as described in Schedule 3.1(u), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(v) Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investors under the Transaction Documents. The Company is eligible to register its Common Stock for resale by the Investors under Form S-1 promulgated under the Securities Act. Except as set forth on Schedule 3.1(v) attached hereto, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(w) Securities Act of 1933. Subject to the accuracy and completeness of the representations and warranties of the Investors contained in Section 3.2 hereof, the Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Shares under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review that has not been declared effective.

(x) Listing and Maintenance Requirements. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Shares under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Shares contemplated by Transaction Documents.

(y) Investment Company. The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(z) Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Shares and the Investors’ ownership of the Shares.

(aa) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(bb) Consultation with Auditors. The Company has consulted its independent auditors concerning the accounting treatment of the transactions contemplated by the Transaction Documents, and in connection therewith has furnished such auditors complete copies of the Transaction Documents.

(cc) Foreign Corrupt Practices Act. Neither the Company nor any Subsidiary of the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of any of the Company or any Subsidiary of the Company, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Shares, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary of the Company (or made by any Person acting on their behalf of which the Company is aware) which is in violation of law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(dd) PFIC. Neither the Company nor any Subsidiary of the Company is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(ee) OFAC. Neither the Company nor any Subsidiary of the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary of the Company, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ff) Money Laundering Laws. The operations of each of the Company and any Subsidiary of the Company are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary of the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(gg) Additional PRC Representations and Warranties.

(i) All material consents, approvals, authorizations or licenses requisite under PRC law for the due and proper establishment and operation of the Company and its Subsidiaries have been duly obtained from the relevant PRC governmental authorities and are in full force and effect.

(ii) All filings and registrations with the PRC governmental authorities required in respect of the Company and its Subsidiaries and their operations, including, without limitation, the registration with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC rules and regulations, except where, the failure to complete such filings and registrations does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(iii) The Company and its Subsidiaries have complied with all relevant PRC laws and regulations regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC governmental authorities. Except as disclosed in Section 3.1(g), there are no outstanding rights of, or commitments made by the Company or any Subsidiary of the Company to sell any of their respective equity interests.

(iv) Neither the Company nor any Subsidiary of the Company is in receipt of any letter or notice from any relevant PRC governmental authority notifying it of the revocation, or otherwise questioning the validity, of any licenses or qualifications issued to it or any subsidy granted to it by any PRC governmental authority for non-compliance with the terms thereof or with applicable PRC laws, or the need for compliance or remedial actions in respect of the activities carried out by the Company or such Subsidiary, except such revocation as does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(v) The Company and its Subsidiaries have conducted their respective business activities within their permitted scope of business or have otherwise operated their respective businesses in compliance with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC governmental authorities other than such non-compliance that do not, and would not, individually or in the aggregate, have a Material Adverse Effect. As to licenses, approvals and government grants and concessions requisite or material for the conduct of any part of the Company or any such Subsidiaries’ business which is subject to periodic renewal, neither the Company nor such Subsidiary has any knowledge of any grounds on which such requisite renewals will not be granted by the relevant PRC governmental authorities.

(vi) With regard to employment and staff or labor, the Company and its Subsidiaries have complied with all applicable PRC laws and regulations in all material respects, including without limitation, laws and regulations pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like, other than such non-compliance that do not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(hh) Accountants. There are no disagreements which are required to be disclosed in the SEC Reports which have not been disclosed in the SEC Reports between the independent auditors of the Company and the Company.

(ii) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except (i) insofar as the existence and terms of the proposed transactions hereunder may constitute such information and/or (ii) an Investor has knowingly accepted such information and consented to such receipt in writing. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.2. Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) Investment Intent. Such Investor is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. Such Investor is acquiring the Shares hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c) Investor Status. At the time such Investor was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

(d) General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries of the Company and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f) Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the earlier to occur of (1) the time that such Investor was first contacted by the Company, TerraNova Capital Partners, Inc. or Roth Capital Partners, LLC regarding an investment in the Company and (2) the 30th day prior to the date of this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(g) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision. Such Investor has not relied on the business or legal advice of Roth Capital Partners, LLC, TerraNova Capital Partners, Inc. or any of their respective agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by the Transaction Documents.

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE 4.
OTHER AGREEMENTS OF THE PARTIES

4.1. (a) Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(b) Certificates evidencing the Shares will contain the following legend, until such time as they are not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Except as otherwise provided in Section 4.1(c), any Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c) Certificates evidencing Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) following a sale or transfer of such Shares pursuant to an effective registration statement (including a Registration Statement), or (ii) following a sale or transfer of such Shares pursuant to Rule 144 (assuming the transferee is not an Affiliate of the Company), or (iii) while such Shares are eligible for sale without volume limitations pursuant to Rule 144. If an Investor shall make a sale or transfer of Shares either (x) pursuant to Rule 144 or (y) pursuant to a registration statement and in each case shall have delivered to the Company or the Company’s transfer agent the certificate representing Shares containing a restrictive legend which are the subject of such sale or transfer and a representation letter in customary form (the date of such sale or transfer and Share delivery being the “Share Delivery Date”) and (1) the Company shall fail to deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive or other legends by the third Trading Day following the Share Delivery Date and (2) following such third Trading Day after the Share Delivery Date and prior to the time such Shares are received free from restrictive legends, the Investor, or any third party on behalf of such Investor, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Shares (a "Buy-In"), then the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceed the proceeds received by such Investor as a result of the sale to which such Buy-In relates. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.

(d) Notwithstanding the foregoing, while a registration statement (including a Registration Statement) covering such Shares is then effective, an Investor who holds any such Shares may request the removal of the legend set forth in Section 4.1(b) from the stock certificate representing such Shares by delivering to the Company a written request for the removal of such legend, together with (i) a certification to the Company that such Investor will only sell or otherwise dispose of such Shares pursuant to a Registration Statement or Rule 144 in accordance with applicable law and (ii) an agreement of such Investor, in a form reasonably satisfactory to the Company, to indemnify the Company for any losses or expenses the Company may reasonably incur as a result of any breach by such Investor of the certification referred to in this Section 4.1(d)(i). Upon receipt of any such written request from an Investor, the Company shall promptly authorize and direct the transfer agent of the Company to promptly reissue to such Investor upon receipt from such Investor of a certificate or certificates representing such Shares containing a restrictive legend which are the subject of such written request, a new stock certificate for the same number of such Shares which does not contain any restrictive legend.

4.2. Furnishing of Information. As long as any Investor owns the Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3. Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the securities to the Investors.

4.4. Subsequent Registrations. Other than pursuant to the Registration Rights Agreement, prior to the first to occur of (a) the Effective Date of a Registration Statement resulting in all Registrable Securities (as defined in the Registration Rights Agreement) being registered for resale pursuant to one or more effective Registration Statements or (b) such time as all Registrable Securities may be sold by the Investors without volume restrictions pursuant to Rule 144, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company.

4.5. Securities Laws Disclosure; Publicity. By 9:00 a.m. (New York time) on the Trading Day following the execution of this Agreement, and by 9:00 a.m. (New York time) on the Trading Day following the Closing Date, the Company shall issue press releases disclosing the transactions contemplated hereby and the Closing. On the Trading Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and on the Trading Day following the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than a Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market (other than in the Company’s existing listing application to the NASDAQ Inc.), without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

4.6. Limitation on Issuance of Future Priced Securities. During the six months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

4.7. Indemnification of Investors. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 4.7 shall be the same as those set forth in Section 5 of the Registration Rights Agreement.

4.8. Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.9. Listing of Shares. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable to cause the Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.10. Use of Proceeds. The Company will use the net proceeds from the sale of the Shares hereunder for working capital purposes and not for the satisfaction of any portion of the Company’s debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company’s business and consistent with prior practices), or to redeem any Common Stock or Common Stock Equivalents.

ARTICLE 5.
CONDITIONS PRECEDENT TO CLOSING

5.1. Conditions Precedent to the Obligations of the Investors to Purchase Shares. The obligation of each Investor to acquire Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any of the officers, directors or affiliates of the Company seeking to prevent the transactions contemplated by this Agreement, or seeking damages in connection with such transactions;

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(f) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

(g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a); and

(h) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

5.2. Conditions Precedent to the Obligations of the Company to sell Shares. The obligation of the Company to sell Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Investors Deliverables. Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b); and

(e) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

ARTICLE 6.
MISCELLANEOUS

6.1. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents, provided that the Company shall pay all actual, reasonable attorneys' fees and expenses (including disbursements and out-of-pocket expenses) for one counsel to the Investors incurred by the Investors in connection with any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares.

6.2. Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
People’s Republic of China 461500
Attn: Chief Executive Officer
Facsimile:

With a copy to:	Pryor Cashman LLP
410 Park Avenue
New York, New York 10022
Attn: Eric Hellige, Esq
Facsimile: (212) 798-6380

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares. Without the written consent or the affirmative vote of each Investor affected thereby, an amendment or waiver under this Section 6.4 may not waive or amend any Transaction Document the effect of which would be to permit the Company to (1) name any Investor as an underwriter in a Registration Statement without such Investor’s specific written consent thereto, or (2) not include any Registrable Securities (as defined in the Registration Rights Agreement) of an Investor in a Registration Statement due to their refusal to be named as an underwriter therein; provided that this Section 6.4 shall not prohibit the Company from excluding any Registrable Securities of an Investor in a Registration Statement in accordance with the terms of the Registration Rights Agreement.

6.5. Termination. This Agreement may be terminated prior to Closing:

(a) by written agreement of the Investors and the Company; and

(b) by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors. Upon a termination in accordance with this Section 6.5, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

6.6. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares, provided such transferee agrees in writing (with a copy to the Company) to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors.”

6.8. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7 (as to each Investor Party).

6.9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.10. Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.11. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that no two or more parties need sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.12. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14. Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.15. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.16. Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

6.18. Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ZHONGPIN INC.
/s/ Xianfu Zhu
Name:	Xianfu Zhu
Title:	Chief Executive Officer

ACKNOWLEDGED AND AGREED SOLELY AS TO SECTION 2.2(c):

PRYOR CASHMAN LLP, AS ESCROW AGENT
By:	/s/ Eric M. Hellige
Name: Eric M. Hellige
Title: Partner

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTING ENTITY

Pinnacle China Fund, L.P.

By:	/s/ Barry M. Kitt
Name: Barry M. Kitt
Title:	Sole Member, Pinnacle Fund Management, L.L.C., The General Partner of Pinnacle Advisers, L.P., The General Partner of The Pinnacle Fund, L.P.

Investment Amount: $10,000,000.00
Tax ID No.: 75-25212784

ADDRESS FOR NOTICE

c/o The Pinnacle China Fund, L.P.
4965 Preston Park Blvd., Suite 240
Plano, TX 75093
Attn: Barry M. Kitt
Tel: 972-985-2121
Fax: 972-985-2122
bk@pinnaclechinafund.com

DELIVERY INSTRUCTIONS
(if different from above)
c/o: Bank of America Securities, Inc.
901 Main Street, Suite 6616
Dallas, TX 75202
Attn: Brett Speer
Tel: 214-209-9973

NAME OF INVESTING ENTITY

JLF Offshore Fund, Ltd.

By:	/s/ Hien Tran
Name: Hien Tran
Title: CEO

Investment Amount: $3,448,048.00
Tax ID No.: N/A

ADDRESS FOR NOTICE

c/o JLF Asset Management, LLC
2775 Via de la Valle, Suite 204
Del Mar, CA 92014
Attn: Hien Tran
Tel: 858-259-3440
Fax: 858-259-3449
htran@jlfllc.com

NAME OF INVESTING ENTITY

JLF Partners,I, LP

By:	/s/ Hien Tran
Name: Hien Tran
Title: CEO

Investment Amount: $2,991,832.00
Tax ID No.: 13-4043496

ADDRESS FOR NOTICE

c/o JLF Asset Management, LLC
2775 Via de la Valle, Suite 204
Del Mar, CA 92014
Attn: Hien Tran
Tel: 858-259-3440
Fax: 858-259-3449
htran@jlfllc.com

NAME OF INVESTING ENTITY

JLF Concentrated Partners, LP

By:	/s/ Hien Tran
Name: Hien Tran
Title: CEO

Investment Amount: $350,000.00
Tax ID No.: 38-3760548

ADDRESS FOR NOTICE

c/o JLF Asset Management, LLC
2775 Via de la Valle, Suite 204
Del Mar, CA 92014
Attn: Hien Tran
Tel: 858-259-3440
Fax: 858-259-3449
htran@jlfllc.com

NAME OF INVESTING ENTITY

JLF Partners II, LP

By:	/s/ Hien Tran
Name: Hien Tran
Title: CEO

Investment Amount: $210,120.00
Tax ID No.: 13-4043497

ADDRESS FOR NOTICE

c/o JLF Asset Management, LLC
2775 Via de la Valle, Suite 204
Del Mar, CA 92014
Attn: Hien Tran
Tel: 858-259-3440
Fax: 858-259-3449
htran@jlfllc.com

NAME OF INVESTING ENTITY

Black River Commodity Select Fund Ltd.

By:	/s/ Guilherne Schmidt
Name: Guilherne Schmidt
Title: Director

Investment Amount: $3,000,000.00
Tax ID No.: 33-1136854

ADDRESS FOR NOTICE

Black River Asset Management LLC
12700 Whitewater Drive
Minnetonka, MN 55343-9438
Attn: Richard Gammill
T: 952-984-3173
F: 952-249-4038
Richard.Gammill@black-river.com

DELIVERY INSTRUCTIONS
(if different from above)
Black River Asset Management LLC
12700 Whitewater Drive
Minnetonka, MN 55343-9438
Attn: Sarah Kolar
T: 952-984-3249

NAME OF INVESTING ENTITY

Bear Stearns Security Corp FBO J Steven Emerson Roth IRA

By:	/s/ J. Steve Emerson
Name: J. Steve Emerson
Title: Sole Beneficiary

Investment Amount: $960,000.00
Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

c/o Steve Emerson
1522 Ensley Ave
Los Angeles, CA 90024
Attn: Steve Emerson
Tel: 310-553-4151
Fax: 310-553-4187
semerson@emersonig.com

DELIVERY INSTRUCTIONS
(if different from above)
c/o Friedman Billings Ramsey
1001 19th Street
Arlington, VA 22209
Attn: Lauren Shuck
Tel: 703-312-9664

NAME OF INVESTING ENTITY

Bear Stearns Security Corp FBO J Steven Emerson IRA R/O II

By:	/s/ J. Steve Emerson
Name: J. Steve Emerson
Title: Sole Beneficiary

Investment Amount: $1,240,000.00
Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

c/o Steve Emerson
1522 Ensley Ave
Los Angeles, CA 90024
Attn: Steve Emerson
Tel: 310-553-4151
Fax: 310-553-4187
semerson@emersonig.com

DELIVERY INSTRUCTIONS
(if different from above)
c/o Friedman Billings Ramsey
1001 19th Street
Arlington, VA 22209
Attn: Lauren Shuck
Tel: 703-312-9664

NAME OF INVESTING ENTITY

J Steven Emerson

By:	/s/ J. Steve Emerson
Name: Steve Emerson
Title: Sole Beneficiary

Investment Amount: $280,000.00
Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

c/o Steve Emerson
1522 Ensley Ave
Los Angeles, CA 90024
Attn: Steve Emerson
Tel: 310-553-4151
Fax: 310-553-4187
semerson@emersonig.com

DELIVERY INSTRUCTIONS
(if different from above)
c/o Friedman Billings Ramsey
1001 19th Street
Arlington, VA 22209
Attn: Lauren Shuck
Tel: 703-312-9664

NAME OF INVESTING ENTITY

Emerson Partners

By:	/s/ Steve Emerson
Name: Steve Emerson
Title: Chief Information Officer

Investment Amount: $360,000.00
Tax ID No.: 95-4667857

ADDRESS FOR NOTICE

c/o Steve Emerson
1522 Ensley Ave
Los Angeles, CA 90024
Attn: Steve Emerson
Tel: 310-553-4151
Fax: 310-553-4187
semerson@emersonig.com

DELIVERY INSTRUCTIONS
(if different from above)
c/o Friedman Billings Ramsey
1001 19th Street
Arlington, VA 22209
Attn: Lauren Shuck
Tel: 703-312-9664

NAME OF INVESTING ENTITY

Jayhawk Private Equity Fund, L.P.

By:	/s/ Michael D. Schmitz
Name: Michael D.Schmitz
Title: CFO of GP of GP

Investment Amount: $2,634,148.54
Tax ID No.: 20-5004931

ADDRESS FOR NOTICE

c/o Jayhawk Private Equity GP. L.P.
5410 West 61st Place, Suite 100
Mission, KS 66205
Attn: Michael D. Schmitz
T: 913-642-2611
F: 913-642-8661
mike.schmitz@jayhawkcapital.com

NAME OF INVESTING ENTITY

Jayhawk Private Equity Co-Invest Fund, L.P.

By:	/s/ Michael D. Schmitz
Name: Michael D.Schmitz
Title: CFO of GP of GP

Investment Amount: $165,851.46
Tax ID No.: 20-5249125

ADDRESS FOR NOTICE

c/o Jayhawk Private Equity GP. L.P.
5410 West 61st Place, Suite 100
Mission, KS 66205
Attn: Michael D. Schmitz
T: 913-642-2611
F: 913-642-8661
mike.schmitz@jayhawkcapital.com

NAME OF INVESTING ENTITY

CAMOFI Master LDC

By:	/s/ Jeffrey M. Haas
Name: Jeffrey M. Haas
Title: Authorized Signatory

Investment Amount: $1,750,000.00
Tax ID No.: 98-0432791

ADDRESS FOR NOTICE

CAMOFI Master LDC
c/o Centrecourt Asset Management, LLC
350 Madison Avenue, 8th Floor
New York, NY 10017
Attn: Jeffrey M. Haas
T: 646-758-6750
F: 646-758-6751
Jhaas@centrecourtam.com

NAME OF INVESTING ENTITY

CAMHZN Master LDC

By:	/s/ Jeffrey M. Haas
Name: Jeffrey M. Haas
Title: Authorized Signatory

Investment Amount: $450,000.00
Tax ID No.: 20-5404692

ADDRESS FOR NOTICE

CAMOFI Master LDC
c/o Centrecourt Asset Management, LLC
350 Madison Avenue, 8th Floor
New York, NY 10017
Attn: Jeffrey M. Haas
T: 646-758-6750
F: 646-758-6751
Jhaas@centrecourtam.com

NAME OF INVESTING ENTITY

QVT Fund LP

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

Investment Amount: $2,000,000.00
Tax ID No.: 98-0415217

ADDRESS FOR NOTICE

QVT Financial
1177 6th Avenue, 9th Floor
New York, NY 10036
Attn: Yi Cen / Michael Rosenthal
T: 212-705-8800
F: 212-705-8801
michael.rosenthal@qvt.com LP

NAME OF INVESTING ENTITY

Qwuintessence Fund LP

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

Investment Amount: $200,000.00
Tax ID No.: 98-0538337

ADDRESS FOR NOTICE

QVT Financial
1177 6th Avenue, 9th Floor
New York, NY 10036
Attn: Yi Cen / Michael Rosenthal
T: 212-705-8800
F: 212-705-8801
michael.rosenthal@qvt.com LP

NAME OF INVESTING ENTITY

Atlas Allocatin Fund L.P.

By:	/s/ Robert Alpert
Name: Robert Alpert
Title: President

Investment Amount: $2,000,000.00
Tax ID No.: 20-4276550

ADDRESS FOR NOTICE

Atlas Capital Management
100 Crescent Court, Suite 880
Dallas, TX 75201
Attn: Caryn Peeples
T: 214-999-6082
F: 214-999-6095
Caryn@atlascap.net

NAME OF INVESTING ENTITY

Southwell Partners, L.P..

By:	/s/ Wilson Jaeggli
Name: Wilson Jaeggli
Title: Managing Director

Investment Amount: $2,000,000.00
Tax ID No.: 75-2345339

ADDRESS FOR NOTICE

Southwell Partners
1901 North Akard Street
Dallas, TX 75201
Attn: Wilson Jaeggli
T: 214-922-9696
F: 214-922-9699
wilson@southwellpartners.com

DELIVERY INSTRUCTIONS
(if different from above)
c/o Banc of America Securities
901 Main Street
Dallas, TX 75202
Attn: Brett Speer
Tel: 214-209-9973

NAME OF INVESTING ENTITY

Regent Street Fund I LLC

By:	/s/ Kent Y. Whitaker
Name: Kent Y. Whitaker
Title: Managing Member of Managing Member

Investment Amount: $1,720,000.00
Tax ID No.: 20-4311281

ADDRESS FOR NOTICE

Regent Street Fund I LLC
140 East 45th Street, 18th Floor
New York, NY 10017
Attn: Kent Whitaker
T: 212-763-3733
F:
Email: kwhitaker@regentstreetcap.com

NAME OF INVESTING ENTITY

Heller Capital Investments, LLC

By:	/s/ Ronald I. Heller
Name: Ronald I. Heller
Title: CIO

Investment Amount: $1,480,000.00
Tax ID No.: 20-2301089

ADDRESS FOR NOTICE
c/o: Heller Capital Investments, LLC
700 East Palisade Avenue, 1st Floor
Englewood Cliffs, NJ 07632
Attn: Steven Hart
T: 201-816-4235
F: 201-569-5014
Shart@hellercapitalpartners.com

NAME OF INVESTING ENTITY

Westpark Capital, L.P.

By:	/s/ Patrick J. Brosnahan
Name: Patrick J. Brosnahan
Title: General Partner

Investment Amount: $1,480,000.00
Tax ID No.: 75-2945750

ADDRESS FOR NOTICE
Westpark Capital, L.P.
4965 Preston Park Blvd, Suite 220
Plano, TX 75093
Attn: Patrick J. Brosnahan
T: 972-985-2127
F: 972-985-2161
pat@westparkfund.com

NAME OF INVESTING ENTITY

Whitebox Intermarket Partners, LP

By:	/s/ Jonathan Wood
Name: Jonathan Wood
Title: Director - COO

Investment Amount: $1,480,000.00
Tax ID No.: n/a

ADDRESS FOR NOTICE

c/o: Whitebox Advisors, LLC
3033 Excelsior Blvd., Suite 300
Minneapolis, MN 55416
Attn: Barb Reller
T: 612-253-6014
F: 612-253-6114
breller@whiteboxadvisors.com

NAME OF INVESTING ENTITY

Straus Partners, LP

By:	/s/ Craig Connors
Name: Craig Connors
Title: CFO

Investment Amount: $792,000.00
Tax ID No.: 13-3976076

ADDRESS FOR NOTICE
Straus Asset Management
320 Park Avenue, 10th Floor
New York, NY 10022
Attn: Craig Connors
T: 212-415-7274
F: 212-415-7256
cconnors@strauspartners.com

NAME OF INVESTING ENTITY

Straus-GEPT Partners, LP

By:	/s/ Craig Connors
Name: Craig Connors
Title: CFO

Investment Amount: $408,000.00
Tax ID No.: 13-4054804

ADDRESS FOR NOTICE
Straus Asset Management
320 Park Avenue, 10th Floor
New York, NY 10022
Attn: Craig Connors
T: 212-415-7274
F: 212-415-7256
cconnors@strauspartners.com

NAME OF INVESTING ENTITY

Alder Capital Partners I, L.P.

By:	/s/ Michael Licosati
Name: Michael Licosati
Title: Managing Partner, Alder Capital LLC

Investment Amount: $860,000.00
Tax ID No.: 22-3848864

ADDRESS FOR NOTICE

c/o Alder Capital
12750 High Bluff Drive, Suite 120
San Diego, CA 92130
Attn: Mchael Licosati
T: 858-259-3900, Ext 101
F: 858-259-3272
mlicosati@aldercap.com

DELIVERY INSTRUCTIONS
(if different from above)
UBS
555 California Street, Suite 4650
San Francisco, CA 94104
Attn: Marcus Javier
Tel: 415-352-5643

NAME OF INVESTING ENTITY

Alder Offshore Partners, Ltd.

By:	/s/ Michael Licosati
Name: Michael Licosati
Title: Managing Partner, Alder Capital LLC

Investment Amount: $340,000.00
Tax ID No.: 98-0454468

ADDRESS FOR NOTICE

c/o Alder Capital
12750 High Bluff Drive, Suite 120
San Diego, CA 92130
Attn: Mchael Licosati
T: 858-259-3900, Ext 101
F: 858-259-3272
mlicosati@aldercap.com

DELIVERY INSTRUCTIONS
(if different from above)
UBS
555 California Street, Suite 4650
San Francisco, CA 94104
Attn: Marcus Javier
Tel: 415-352-5643

NAME OF INVESTING ENTITY

Lake Street Fund, L.P.

By:	/s/ Scott W. Hood
Name: Scott W. Hood
Title: Managing Director

Investment Amount: $1,000,000.00
Tax ID No.: 02-0638508

ADDRESS FOR NOTICE
First Wilshire Securities Management, Inc.
1224 East Green Street, Suite 200
Pasadena, CA 91106
Attn: Scott Hood
T: 626-796-6622
F: 626-796-8990
scott@firstwilshire.com

NAME OF INVESTING ENTITY

Gregory Cook Wedbush Morgan Sec Inc. CTDN
IRA Contributory 1/16/02

By:	/s/ Gregory Cook
Name: Gregory Cook
Title: Acct owner

Investment Amount: $25,000.00
Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

Gregory Cook
5132 Jessen Drive
La Canada Flintridge, CA 91011
Attn: Gregory Cook
T: 818-644-0485
F: 866-882-8797
gregoryacook@yahoo.com

DELIVERY INSTRUCTIONS
(if different from above)
First Wilshire Securities Management, Inc.
1224 East Green Street, Suite 200
Pasadena, CA 91106
Attn: Mitch Howard
T: 626-796-6622
F: 626-796-8990
mitch@firstwilshire.com

NAME OF INVESTING ENTITY

Fred L. Astman Wedbush Morgan Securities Inc. CTDN
IRA R/O Holding 10/13/92

Investment Amount: $125,000.00
Tax ID No.: ###-##-####

By:	/s/ Fred L. Astman
Name: Fred L. Astman
Title: Acct owner

ADDRESS FOR NOTICE

Fred L. Astman
1224 East Green Street, Suite 200
Pasadena, CA 91106
Attn: Fred L. Astman
T: 626-796-6622
F: 626-796-8990

DELIVERY INSTRUCTIONS
(if different from above)
First Wilshire Securities Management, Inc.
1224 East Green Street, Suite 200
Pasadena, CA 91106
Attn: Mitch Howard
T: 626-796-6622
F: 626-796-8990
mitch@firstwilshire.com

NAME OF INVESTING ENTITY

John Peter Selda Wedbush Morgan Securities Inc. CTDN
IRA Contributory 08/27/96

By:	/s/ John Peter Selda
Name: John Peter Selda
Title: Acct Owner

Investment Amount: $50,000.00
Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

John Peter Selda
350 Sharon Park Drive #S-1
Menlo Park, CA 94025
Attn: John Peter Selda
T: 805-443-4345

DELIVERY INSTRUCTIONS
(if different from above)
First Wilshire Securities Management, Inc.
1224 East Green Street, Suite 200
Pasadena, CA 91106
Attn: Mitch Howard
T: 626-796-6622
F: 626-796-8990
mitch@firstwilshire.com

NAME OF INVESTING ENTITY

Kensington Partners LP

By:	/s/ Richard J. Keim
Name: Richard J. Keim
Title: Managing Partner

Investment Amount: $678,976.00
Tax ID No.: 13-3368535

ADDRESS FOR NOTICE

Kensington Partners LP
200 Park Avenue, Suite 3300
New York, NY 10166
Attn: Richard J. Keim
T: 212-808-2441
F: 212-808-7306
kensingtonlp@earthlink.net

NAME OF INVESTING ENTITY

Bald Eagle Fund Ltd.

By:	/s/ Richard J. Keim
Name: Richard J. Keim
Title: Managing Partner

Investment Amount: $31,024.00
Tax ID No.: n/a

ADDRESS FOR NOTICE

Kensington Partners LP
200 Park Avenue, Suite 3300
New York, NY 10166
Attn: Richard J. Keim
T: 212-808-2441
F: 212-808-7306
kensingtonlp@earthlink.net

NAME OF INVESTING ENTITY

Charles Nirenberg

By:	/s/ Richard J. Keim
Name: Richard J. Keim
Title: Managing Partner, Kensington Management Group, LLC

Investment Amount: $70,000.00
Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

Kensington Partners LP
200 Park Avenue, Suite 3300
New York, NY 10166
Attn: Richard J. Keim
T: 212-808-2441
F: 212-808-7306
kensingtonlp@earthlink.net

NAME OF INVESTING ENTITY

Peter B. Orthwien Family Trust

By:	/s/ Richard J. Keim
Name: Richard J. Keim
Title: Managing Partner, Kensington Management Group, LLC

Investment Amount: $100,000.00
Tax ID No.: 13-6828580

ADDRESS FOR NOTICE

Kensington Partners LP
200 Park Avenue, Suite 3300
New York, NY 10166
Attn: Richard J. Keim
T: 212-808-2441
F: 212-808-7306
kensingtonlp@earthlink.net

NAME OF INVESTING ENTITY

Guerrilla Partners LP

By:	/s/ Peter Siris
Name: Peter Siris
Title: Managing Director

Investment Amount: $400,000.00
Tax ID No.: 52-2141646

ADDRESS FOR NOTICE

c/o Guerrilla Capital
237 Park Ave 9th Fl
New York, NY 10017
Attn: Peter Siris
Tel: 212-692-7692
Fax: 212-692-7624
Email: psiris@ix.netcom.com

NAME OF INVESTING ENTITY

Hua - Mei Century Partners, LP

By:	/s/ Peter Siris
Name: Peter Siris
Title: Managing Director

Investment Amount: $400,000.00
Tax ID No.: 20-8026466

ADDRESS FOR NOTICE

c/o Guerrilla Capital
237 Park Ave 9th Fl
New York, NY 10017
Attn: Peter Siris
Tel: 212-692-7692
Fax: 212-692-7624
Email: psiris@ix.netcom.com

NAME OF INVESTING ENTITY

Clarus Capital LLC

By:	/s/ Ephraim Fields
Name: Ephraim Fields
Title: Managing Member

Investment Amount: $640,000.00
Tax ID No.: 20-2351255

ADDRESS FOR NOTICE

Clarus Capital
237 Park Avenue, 9th Floor
New York, NY 10017
Attn: Ephraim Fields
T: 212-808-7330
F: 212-208-7335
ephraim@claruscapitallp.com

NAME OF INVESTING ENTITY

Clarus Capital Offshore Ltd.

By:	/s/ Ephraim Fields
Name: Ephraim Fields
Title: Managing Member

Investment Amount: $160,000.00
Tax ID No.: n/a

ADDRESS FOR NOTICE

Clarus Capital
237 Park Avenue, 9th Floor
New York, NY 10017
Attn: Ephraim Fields
T: 212-808-7330
F: 212-208-7335
ephraim@claruscapitallp.com

NAME OF INVESTING ENTITY

Fort Mason Master, LP

By:	/s/ Dan German
Name: Dan German
Title: Managing Member

Investment Amount: $751,280.00
Tax ID No.: 98-0442713

ADDRESS FOR NOTICE

Fort Mason Capital, LLC
580 California Street, Suite 1925
San Francisco, CA 94104
Attn: Marshall Jensen / David Smolen
T: 415-288-8100
F: 415-288-8113
mjensen@fortmasoncapital.com /
Dsmolen@fortmasoncapital.com

NAME OF INVESTING ENTITY

Fort Mason Partners, LP

By:	/s/ Dan German
Name: Dan German
Title: Managing Member

Investment Amount: $48,720.00
Tax ID No.: 20-2009438

ADDRESS FOR NOTICE

Fort Mason Capital, LLC
580 California Street, Suite 1925
San Francisco, CA 94104
Attn: Marshall Jensen / David Smolen
T: 415-288-8100
F: 415-288-8113
mjensen@fortmasoncapital.com /
Dsmolen@fortmasoncapital.com

NAME OF INVESTING ENTITY

Third Coast Capital, QP, L.P.

By:	/s/ David May
Name: David May
Title: Managing Member, Third Coast Capital GP, LLC (the general partner of Third Coast Capital Management, L.P.)

Investment Amount: $495,128.00
Tax ID No.: 74-3131650

ADDRESS FOR NOTICE

Third Coast Capital
5914 W. Courtyard Dr., Suite 190
Austin, TX 78730
Attn: Stephanie Harper
T: 512-306-7277
F: 512-306-0267
stephanie@thirdcoastcap.com

NAME OF INVESTING ENTITY

Third Coast Capital, L.P.

By:	/s/ David May
Name: David May
Title: Managing Member, Third Coast Capital GP, LLC (the general partner of Third Coast Capital Management, L.P.)

Investment Amount: $63,944.00
Tax ID No.: 56-2483723

ADDRESS FOR NOTICE

Third Coast Capital
5914 W. Courtyard Dr., Suite 190
Austin, TX 78730
Attn: Stephanie Harper
T: 512-306-7277
F: 512-306-0267
stephanie@thirdcoastcap.com

NAME OF INVESTING ENTITY

Third Coast Capital Offshore, Ltd.

By:	/s/ David May
Name: David May
Title: Director

Investment Amount: $120,928.00
Tax ID No.: 98-0544900

ADDRESS FOR NOTICE

Third Coast Capital
5914 W. Courtyard Dr., Suite 190
Austin, TX 78730
Attn: Stephanie Harper
T: 512-306-7277
F: 512-306-0267
stephanie@thirdcoastcap.com

NAME OF INVESTING ENTITY

Centaur Value Fund, L.P.

By:	/s/ Zeke Ashton
Name: Zeke Ashton
Title: Managing Partner, Centaur Capital

Investment Amount: $328,000.00
Tax ID No.:74-3045248

ADDRESS FOR NOTICE

Centaur Capital Partners
1460 Main Street, Suite 234
Southlake, TX 76092
Attn: Zeke Ashton
T: 817-488-9632, ext 101
F: 817-488-9648
zashton@centaurcapital.com

NAME OF INVESTING ENTITY

United Centaur Master Fund

By:	/s/ Zeke Ashton
Name: Zeke Ashton
Title: Managing Partner

Investment Amount: $232,000.00
Tax ID No.: 98-0491400

ADDRESS FOR NOTICE

Centaur Capital Partners
1460 Main Street, Suite 234
Southlake, TX 76092
Attn: Zeke Ashton
T: 817-488-9632, ext 101
F: 817-488-9648
zashton@centaurcapital.com

NAME OF INVESTING ENTITY

Ancora Greater China Fund, LP

By:	/s/ John P. Micklitsch
Name: John P. Micklitsch
Title: VP

Investment Amount: $320,000.00
Tax ID No.: 06-1819912

ADDRESS FOR NOTICE

Ancora Advisors, LLC
One Chagrin Highlands
2000 Auburn Drive, #300
Cleveland, OH 44122
Attn: John P. Micklitsch
T: 216-593-5074
F: 216-825-4001
johnmick@ancora.ws

NAME OF INVESTING ENTITY

MidSouth Investor Fund LP

By:	/s/ Lyman O. Heidtke
Name: Lyman O. Heidtke
Title: General Partner

Investment Amount: $320,000.00
Tax ID No.: 58-2566576

ADDRESS FOR NOTICE

c/o Heidtke & Company, Inc.
201 4th Ave. North, Suite 1950
Nashville, TN 37219
Attn: L.O. Heidtke
T: 615-254-0992
F: 615-254-1603
buzz@msifund.com

NAME OF INVESTING ENTITY

Diamond Opportunity Fund, LLC

By:	/s/ Richard Marks
Name: Richard Marks
Title: Managing Director

Investment Amount: $320,000.00
Tax ID No.: 20-3064823

ADDRESS FOR NOTICE

c/o Diamond Opportunity
500 Skokie Blvd., Suite 300
Northbrook, IL 60062
Attn: Richard Marks
T: 847-559-1002
F: 847-919-4410
rmarks@diagrp.com

NAME OF INVESTING ENTITY

Glacier Partners

By:	/s/ Peter Castellanos
Name: Peter Castellanos
Title: Partner

Investment Amount: $280,000.00
Tax ID No.: 90-0033612

ADDRESS FOR NOTICE

Glacier Partners
812 Anacapa Street, Suite B
Santa Barbara, CA 93101
T: 805-564-6769
F: 805-564-6776
Attn: Peter Castellanos
peter@glacierasset.com

NAME OF INVESTING ENTITY

The USX China Fund

By:	/s/ Stephen L. Pair
Name: Stephen L. Pair
Title: Portfolio Manager

Investment Amount: $240,000.00
Tax ID No.: 20-2743092

ADDRESS FOR NOTICE

Parr Financial Group, LLC
5700 Poplar Avenue, Suite 3117
Memphis, TN 38137
Attn: Kim
T: 901-680-5266
F: 901-680-5587

NAME OF INVESTING ENTITY

Berlin Capital Growth, L.P.

By:	/s/ Thomas G. Berlin
Name: Thomas G. Berlin
Title: Managing Member

Investment Amount: $200,000.00
Tax ID No.: 34-1872691

ADDRESS FOR NOTICE

Berlin Financial Ltd
1325 Carnegie Avenue
Cleveland, OH 44115
Attn: Thomas G. Berlin
T: 216-479-0400
F: 216-623-1787
schapman@berlinfinancialltd.com

Annex A

SCHEDULE OF BUYERS

(1)	(2)
Buyer	Address and Facsimile Number

Pinnacle China Fund, L.P.	c/o The Pinnacle China Fund, L.P. 4965 Preston Park Blvd. Plano, TX 75093 Attn: Barry M. Kitt Fax: 972-985-2122

JLF Offshore Fund, Ltd	c/o JLF Asset Management, LLC 2775 Via de la Valle, Suite 204 Del Mar, CA 92014 Attn: Hien Tran Tel: 858-259-3440 Fax: 858-259-3449 htran@jlfllc.com

JLF Partners I,LP	c/o JLF Asset Management, LLC 2775 Via de la Valle, Suite 204 Del Mar, CA 92014 Attn: Hien Tran Tel: 858-259-3440 Fax: 858-259-3449 htran@jlfllc.com

JFL Concentrated Partners, LP	/o JLF Asset Management, LLC 2775 Via de la Valle, Suite 204 Del Mar, CA 92014 Attn: Hien Tran Tel: 858-259-3440 Fax: 858-259-3449 htran@jlfllc.com

JFL Partners II, LP	/o JLF Asset Management, LLC 2775 Via de la Valle, Suite 204 Del Mar, CA 92014 Attn: Hien Tran Tel: 858-259-3440 Fax: 858-259-3449 htran@jlfllc.com

BLACK RIVER COMMODITY SELECT FUND LTD.	Black River Asset Management LLC 12700 Whitewater Drive Minnetonka, MN 55343-9438 Attn: Richard Gammill T: 952-984-3173 F: 952-249-4038 Richard.Gammill@black-river.com

BEAR STEARNS SECURITY CORP. FBO J. STEVEN EMERSON IRA R/O II	c/o Steve Emerson 1522 Ensley Ave Los Angeles, CA 90024 Attn: Steve Emerson Tel: 310-553-4151 Fax: 310-553-4187 semerson@emersonig.com

BEAR STEARNS SECURITY CORP. FBO J STEVEN EMERSON ROTH IRA	c/o Steve Emerson 1522 Ensley Ave Los Angeles, CA 90024 Attn: Steve Emerson Tel: 310-553-4151 Fax: 310-553-4187 semerson@emersonig.com

J STEVEN EMERSON	c/o Steve Emerson 1522 Ensley Ave Los Angeles, CA 90024 Attn: Steve Emerson Tel: 310-553-4151 Fax: 310-553-4187 semerson@emersonig.com

EMERSON PARTNERS	c/o Steve Emerson 1522 Ensley Ave Los Angeles, CA 90024 Attn: Steve Emerson Tel: 310-553-4151 Fax: 310-553-4187 semerson@emersonig.com

JAYHAWK PRIVATE EQUITY FUND, L.P.	c/o Jayhawk Private Equity GP. L.P. 5410 West 61st Place, Suite 100 Mission, KS 66205 Attn: Michael D. Schmitz T: 913-642-2611 F: 913-642-8661 mike.schmitz@jayhawkcapital.com

JAYHAWK PRIVATE EQUITY CO-INVEST FUND, L.P.	c/o Jayhawk Private Equity GP. L.P. 5410 West 61st Place, Suite 100 Mission, KS 66205 Attn: Michael D. Schmitz T: 913-642-2611 F: 913-642-8661 mike.schmitz@jayhawkcapital.com

CAMOFI MASTER LDC	CAMOFI Master LDC c/o Centrecourt Asset Management, LLC 350 Madison Avenue, 8th Floor New York, NY 10017 Attn: Jeffrey M. Haas T: 646-758-6750 F: 646-758-6751 Jhaas@centrecourtam.com

QVT Fund LP	QVT Financial LP 1177 6th Avenue, 9th Floor New York, NY 10036 Attn: Yi Cen / Michael Rosenthal T: 212-705-8800 F: 212-705-8801 michael.rosenthal@qvt.co

Qwuintessence Fund LP	QVT Financial LP 1177 6th Avenue, 9th Floor New York, NY 10036 Attn: Yi Cen / Michael Rosenthal T: 212-705-8800 F: 212-705-8801 michael.rosenthal@qvt.co

Atlas Allocation Fund L.P.	Atlas Capital Management 100 Crescent Court, Suite 880 Dallas, TX 75201 Attn: Caryn Peeples T: 214-999-6082 F: 214-999-6095 Caryn@atlascap.net

Southwell Partners, L.P.	Southwell Partners 1901 North Akard Street Dallas, TX 75201 Attn: Wilson Jaeggli T: 214-922-9696 F: 214-922-9699 wilson@southwellpartners.com

Regent Street Fund I LLC	Regent Street Fund I LLC 140 East 45th Street, 18th Floor New York, NY 10017 Attn: Kent Whitaker T: 212-763-3733 F: Email: kwhitaker@regentstreetcap.com

Heller Capital Investments, LLC	c/o: Heller Capital Investments, LLC 700 East Palisade Avenue, 1st Floor Englewood Cliffs, NJ 07632 Attn: Steven Hart T: 201-816-4235 F: 201-569-5014 Shart@hellercapitalpartners.com

Westpark Capital, L.P.	Westpark Capital, L.P. 4965 Preston Park Blvd, Suite 220 Plano, TX 75093 Attn: Patrick J. Brosnahan T: 972-985-2127 F: 972-985-2161 pat@westparkfund.com

Whitebox Intermarket Partners, LP	c/o: Whitebox Advisors, LLC 3033 Excelsior Blvd., Suite 300 Minneapolis, MN 55416 Attn: Barb Reller T: 612-253-6014 F: 612-253-6114 breller@whiteboxadvisors.com

Straus Partners, LP	Straus Asset Management 320 Park Avenue, 10th Floor New York, NY 10022 Attn: Craig Connors T: 212-415-7274 F: 212-415-7256 cconnors@strauspartners.com

Straus-GEPT Partners, LP	Straus Asset Management 320 Park Avenue, 10th Floor New York, NY 10022 Attn: Craig Connors T: 212-415-7274 F: 212-415-7256 cconnors@strauspartners.com

Alder Capital Partners I, L.P.	c/o Alder Capital 12750 High Bluff Drive, Suite 120 San Diego, CA 92130 Attn: Mchael Licosati T: 858-259-3900, Ext 101 F: 858-259-3272 mlicosati@aldercap.com

Alder Offshore Partners, Ltd.	c/o Alder Capital 12750 High Bluff Drive, Suite 120 San Diego, CA 92130 Attn: Mchael Licosati T: 858-259-3900, Ext 101 F: 858-259-3272 mlicosati@aldercap.com

Lake Street Fund, L.P.	First Wilshire Securities Management, Inc. 1224 East Green Street, Suite 200 Pasadena, CA 91106 Attn: Scott Hood T: 626-796-6622 F: 626-796-8990 scott@firstwilshire.com

Gregory Cook Wedbush Morgan Sec Inc CTDN IRA Contributory 1/16/02	Gregory Cook 5132 Jessen Drive La Canada Flintridge, CA 91011 Attn: Gregory Cook T: 818-644-0485 F: 866-882-8797 gregoryacook@yahoo.com

Fred L. Astman Wedbush Morgan Securities Inc CTDN IRA R/O Holding 10/13/92	Fred L. Astman 1224 East Green Street, Suite 200 Pasadena, CA 91106 Attn: Fred L. Astman T: 626-796-6622 F: 626-796-8990

John Peter Selda Wedbush Morgan Securites Inc CTDN IRA Contributory 08/27/96	John Peter Selda 350 Sharon Park Drive #S-1 Menlo Park, CA 94025 Attn: John Peter Selda T: 805-443-4345

Kensington Partners LP	Kensington Partners LP 200 Park Avenue, Suite 3300 New York, NY 10166 Attn: Richard J. Keim T: 212-808-2441 F: 212-808-7306 kensingtonlp@earthlink.net

Bald Eagle Fund Ltd	Kensington Partners LP 200 Park Avenue, Suite 3300 New York, NY 10166 Attn: Richard J. Keim T: 212-808-2441 F: 212-808-7306 kensingtonlp@earthlink.net

Charles Nirenberg	Kensington Partners LP 200 Park Avenue, Suite 3300 New York, NY 10166 Attn: Richard J. Keim T: 212-808-2441 F: 212-808-7306 kensingtonlp@earthlink.net

Peter B. Orthwein Family Trust	Kensington Partners LP 200 Park Avenue, Suite 3300 New York, NY 10166 Attn: Richard J. Keim T: 212-808-2441 F: 212-808-7306 kensingtonlp@earthlink.net

Guerrilla Partners LP	c/o Guerrilla Capital 237 Park Ave 9th Fl New York, NY 10017 Attn: Peter Siris Tel: 212-692-7692 Fax: 212-692-7624 Email: psiris@ix.netcom.com

Hua - Mei 21st Century Partners, LP	c/o Guerrilla Capital 237 Park Ave 9th Fl New York, NY 10017 Attn: Peter Siris Tel: 212-692-7692 Fax: 212-692-7624 Email: psiris@ix.netcom.com

Clarus Capital LLC	Clarus Capital 237 Park Avenue, 9th Floor New York, NY 10017 Attn: Ephraim Fields T: 212-808-7330 F: 212-208-7335 ephraim@claruscapitallp.com

Clarus Capital Offshore Ltd.	Clarus Capital 237 Park Avenue, 9th Floor New York, NY 10017 Attn: Ephraim Fields T: 212-808-7330 F: 212-208-7335 ephraim@claruscapitallp.com

Fort Mason Master, LP
Fort Mason Capital, LLC
580 California Street, Suite 1925
San Francisco, CA 94104
Attn: Marshall Jensen / David Smolen
T: 415-288-8100
F: 415-288-8113
mjensen@fortmasoncapital.com /
Dsmolen@fortmasoncapital.com

Fort Mason Partners, LP
Fort Mason Capital, LLC
580 California Street, Suite 1925
San Francisco, CA 94104
Attn: Marshall Jensen / David Smolen
T: 415-288-8100
F: 415-288-8113
mjensen@fortmasoncapital.com /
Dsmolen@fortmasoncapital.com

Third Coast Capital QP, L.P.	Third Coast Capital 5914 W. Courtyard Dr., Suite 190 Austin, TX 78730 Attn: Stephanie Harper T: 512-306-7277 F: 512-306-0267 stephanie@thirdcoastcap.com

Third Coast Capital, L.P.	Third Coast Capital 5914 W. Courtyard Dr., Suite 190 Austin, TX 78730 Attn: Stephanie Harper T: 512-306-7277 F: 512-306-0267 stephanie@thirdcoastcap.com

Third Coast Capital Offshore, Ltd.	Third Coast Capital 5914 W. Courtyard Dr., Suite 190 Austin, TX 78730 Attn: Stephanie Harper T: 512-306-7277 F: 512-306-0267 stephanie@thirdcoastcap.com

Centaur Value Fund, L.P.	Centaur Capital Partners 1460 Main Street, Suite 234 Southlake, TX 76092 Attn: Zeke Ashton T: 817-488-9632, ext 101 F: 817-488-9648 zashton@centaurcapital.com

United Centaur Master Fund	Centaur Capital Partners 1460 Main Street, Suite 234 Southlake, TX 76092 Attn: Zeke Ashton T: 817-488-9632, ext 101 F: 817-488-9648 zashton@centaurcapital.com

Ancora Greater China Fund, LP	Ancora Advisors, LLC One Chagrin Highlands 2000 Auburn Drive, #300 Cleveland, OH 44122 Attn: John P. Micklitsch T: 216-593-5074 F: 216-825-4001 johnmick@ancora.ws

MidSouth Investor Fund LP	c/o Heidtke & Company, Inc. 201 4th Ave. North, Suite 1950 Nashville, TN 37219 Attn: L.O. Heidtke T: 615-254-0992 F: 615-254-1603 buzz@msifund.com

Diamond Opportunity Fund, LLC	c/o Diamond Opportunity 500 Skokie Blvd., Suite 300 Northbrook, IL 60062 Attn: Richard Marks T: 847-559-1002 F: 847-919-4410 rmarks@diagrp.com

Glacier Partners	Glacier Partners 812 Anacapa Street, Suite B Santa Barbara, CA 93101 T: 805-564-6769 F: 805-564-6776 Attn: Peter Castellanos peter@glacierasset.com

The USX China Fund	Parr Financial Group, LLC 5700 Poplar Avenue, Suite 3117 Memphis, TN 38137 Attn: Kim T: 901-680-5266 F: 901-680-5587

Berlin Capital Growth, L.P.	Berlin Financial Ltd 1325 Carnegie Avenue Cleveland, OH 44115 Attn: Thomas G. Berlin T: 216-479-0400 F: 216-623-1787 schapman@berlinfinancialltd.com

Annex B

DISBURSEMENT REQUEST

Zhongpin Inc.
c/o Henan Zhongpin Food Share Co., Ltd.
21 Changshe Road
Changge City, Henan Province
The People’s Republic of China

European American Equities, Ltd. 350 Madison Avenue, 8th Floor New York, New York 10017	Roth Capital Partners, LLC 24 Corporate Plaza Newport Beach, California 92660

September __, 2007

Pryor Cashman LLP
410 Park Avenue
New York, New York 10022

Re:	Zhongpin Inc.

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement dated as of September 28, 2007 (the “Purchase Agreement”) among Zhongpin Inc. (the “Company”) and the Investors named therein and acknowledged and agreed to by Pryor Cashman LLP solely as to Section 2.2(c) thereof. Capitalized terms used and not defined herein shall have the respective meanings as set forth in the Purchase Agreement.

Pursuant to the Purchase Agreement, there has been deposited into your escrow account immediately available funds in the amount of $______ (the “Escrow Amount”). Pursuant to the provisions of Section 2.2(c) of the Purchase Agreement, as the Closing has occurred, you are hereby instructed to disburse from your escrow account on the date hereof (or as soon as practicable hereafter) the Escrow Amount by wire transfer of immediately available funds solely in accordance with the flow of funds attached hereto as Exhibit A.

Very truly yours,

Zhongpin Inc.

By:
Name: Zhu Xianfu
Title: Authorized Signatory

European American Equities, Ltd.

By:
Name: John F. Steinmetz
Title: Chief Executive Officer

Roth Capital Partners, LLC

By:
Name:
Title

ACCEPTED AND AGREED:

Pryor Cashman, LLP, as Escrow Agent

By:
Name: Eric M. Hellige
Title: Partner

Exhibit A

FLOW OF FUNDS AND WIRE INSTRUCTIONS

$[   ] shall be distributed to the account of Zhongpin Inc. using the following payment instructions:

Bank:
Address:
SWIFT:
Account:
Account No.:

$[   ] shall be distributed to the account of Roth Capital Partners, LLC for the payment of placement agent fees using the following payment instructions:

Bank:
Address:
SWIFT:
Account:
Account No.:

$[   ] shall be distributed to the account of TerraNova Capital Partners, Inc. for the payment of placement agent fees using the following payment instructions:

Bank:
Address:
SWIFT:
Account:
Account No.:

$[   ] shall be distributed to the account of Pryor Cashman LLP for the payment of legal fees using the following payment instructions:

Bank:
Address:
SWIFT:
Account:
Account No.:

$[   ] shall be distributed to the account of Bryan Cave LLP for the payment of legal fees using the following payment instructions:

Bank:
Address:
SWIFT:
Account:
Account No.: